                             AMENDMENT NUMBER ONE

                                 TO THE LEASE
                         BETWEEN A.C. NIELSEN COMPANY
                                  AS LANDLORD
                            AND TRANSTERRA COMPANY
                                   AS TENANT

                           COVERING THE PREMISES AT

                                10202 F STREET
                                   OMAHA, NE

                           EXECUTED OCTOBER 5, 1995

THIS AMENDMENT is made this August 23, 1996 between A.C. Nielsen ("the Landlord") and TransTerra Company ("the Tenant").

By Their Signatures Written Below, the Landlord and the Tenant amend the Lease as follows:


I.   Section 2.a, BASE RENT, is revised as follows:

     "Except as modified by Section c of this Article 2, beginning on May 15, 1996, Tenant shall pay Landlord rent (the "Base Rent") at the annual rate of Seventy-one thousand one hundred seventy-five dollars and eight cents ($71,175.08) payable in equal monthly installments of Five thousand nine hundred thirty-one dollars and twenty-five cents ($5,931.25); and beginning July 1, 1996, Tenant shall pay Landlord a Base Rent at the annual rate of Ninety-six thousand nine hundred twelve dollars and fifty-eight cents ($96,912.58), payable in equal monthly installments of Eight thousand seventy-six dollars and five cents ($8,076.05) in advance on the first day of each calendar month during the Lease Term, at Landlord's address set forth above, or at such other address as Landlord may specify by written notice to Tenant from time to time. This rental is based on an annual rental rate of $12.50 per rentable square foot."

II.  Section 3.a(5), DEFINITIONS is revised as follows:

     "(5) "Tenant's Proportionate Share" - the percentage arrived at by conversion of the fraction whose denominator is the number of rentable square feet in the Building, (18,589 square feet) and whose numerator is the number of rentable square feet in the Premises (7,753 square feet) or 41.70%, effective July 1, 1996.

Amendment Number One
to Lease between A.C. Nielsen Company
and TransTerra Company
Executed October 5, 1995
Page 2


III. Except to the extent modified by this Amendment, all of the terms and conditions of the Lease remain in effect as written and binding upon the parties.


Witness:                               A.C. Nielsen Company (Landlord)

  /s/  Elaine M. Christensen           By:    /s/  Ronald F. Eggert
---------------------------------            ---------------------------------
                                       Name:       RONALD F. EGGERT
                                             ---------------------------------
                                       Title:      Controller
                                             ---------------------------------

Witness:                               TransTerra Company (Tenant)

  /s/  Robert H. Fowler                By:    /s/  TRANSTERRA CO.
---------------------------------            ---------------------------------
                                              /s/  Thomas J. Pleiss
                                       Name:       THOMAS J. PLEISS
                                             ---------------------------------
                                       Title:      Vice President
                                             ---------------------------------